                          NOTICE OF GUARANTEED DELIVERY
                                       OF
                           9 1/4 SENIOR NOTES DUE 2006
                                       OF
                                EKCO GROUP, INC.

         As set forth in the Prospectus, dated ________, 1996 (as the same may be amended from time to time, the "Prospectus"), of Ekco Group, Inc. (the "Company") under the caption "The Exchange Offer -- Guaranteed Delivery Procedures," this form or one substantially equivalent hereto must be used to accept the Company's offer (the "Exchange Offer") to exchange its 9 1/4% Series B Senior Notes due 2006 (the "New Senior Notes"), which have been registered under the Securities Act of 1933, as amended (the "Securities Act"), for an equal principal amount of its 9 1/4% Senior Notes due 2006 (the "Old Senior Notes"), if (i) certificates representing the Old Senior Notes to be exchanged are not lost but are not immediately available or (ii) time will not permit all required documents to reach the Exchange Agent prior to the Expiration Date. This form may be delivered by an Eligible Institution by mail or hand delivery or transmitted, via facsimile, to the Exchange Agent at its address set forth below not later than 5:00 p.m., New York City Time, on August 7, 1996. All capitalized terms used herein but not defined herein shall have the meanings ascribed to them in the Prospectus.

                             THE EXCHANGE AGENT IS:

                               FLEET NATIONAL BANK

                       BY MAIL:                     BY FACSIMILE:                       BY HAND:
                  Fleet National Bank              (860) 986-7908                  Fleet National Bank
              Corporate Trust Operations                                       Corporate Trust Operations
             777 Main Street, Lower Level       CONFIRM BY TELEPHONE:         777 Main Street, Lower Level
                       CTMO 0224                                               Hartford, Connecticut 06115
              Hartford, Connecticut 06115          (860) 986-2910             Attention:  Patricia Williams
             Attention: Patricia Williams

DELIVERY, OR TRANSMISSION VIA FACSIMILE, OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.


Ladies and Gentlemen:

         The undersigned hereby tender(s) for exchange to the Company, upon the terms and subject to the conditions set forth in the Prospectus and Letter of Transmittal, receipt of which is hereby acknowledged, the principal amount of Old Senior Notes set forth below pursuant to the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer--Guaranteed Delivery Procedures."

         The undersigned understands and acknowledges that the Exchange Offer will expire at 5:00 p.m., New York City time, on August 7, 1996, unless extended by the Company. With respect to the Exchange Offer, "Expiration Date" means such time and date, or if the Exchange Offer is extended, the latest time and date to which the Exchange Offer is so extended by the Company.

         All authority herein conferred or agreed to be conferred by this Notice of Guaranteed Delivery shall survive the death or incapacity of the undersigned and every obligation of the undersigned under this Notice of Guaranteed

Delivery shall be binding upon the heirs, personal representatives, executors, administrators, successors and assigns, trustees in bankruptcy and other legal representatives of the undersigned.

__________________________________________________________
                        SIGNATURES                            Principal Amount of Old Senior Notes
                                                              Exchanged: $

                                                              Certificate Nos. of Old Senior Notes (if available)
    __________________________________________________
                    Signature of Owner
                                                              _____________________________________

    __________________________________________________
           Signature of Owner (if more than one)              _____________________________________

Dated:            , 1996                                      Total $______________________________

Name(s):______________________________________________
        ______________________________________________
                      (Please Print)

Address:______________________________________________
        ______________________________________________
        ______________________________________________
                    (Include Zip Code)

Area Code and
Telephone No.:________________________________________

Capacity (full title), if signing in a
representative capacity_______________________________

Taxpayer Identification or
Social Security No.:__________________________________

__________________________________________________________

                              GUARANTEE OF DELIVERY
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

         The undersigned, a firm which is a member of a registered national securities exchange or of the National Association of Securities Dealers, Inc., or is a commercial bank or trust company having an office or correspondent in the United States, or is otherwise an "eligible guaranteed institution" within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, guarantees deposit with the Exchange Agent of the Letter of Transmittal (or facsimile thereof), together with the Old Senior Notes tendered hereby in proper form for transfer (or confirmation of the book-entry transfer of such Old Senior Notes into the Exchange Agent's account at the Book- Entry Transfer Facility described in the Prospectus under the caption "The Exchange Offer-Guaranteed Delivery Procedures" and in the Letter of Transmittal) and any other required documents, all by 5:00 p.m., New York City time, on the fifth New York Stock Exchange trading day following the Expiration Date.

______________________________________________________________________________________________________________________
Name of Firm:___________________________________________    __________________________________________________________
                                                                               Authorized Signature

Address:________________________________________________    Name:_____________________________________________________

________________________________________________________    Title:____________________________________________________

Area Code and Telephone No.:____________________________    Date:_____________________________________________________
______________________________________________________________________________________________________________________

         NOTE: DO NOT SEND OLD SENIOR NOTES WITH THIS FORM. ACTUAL SURRENDER OF OLD SENIOR NOTES MUST BE MADE PURSUANT TO, AND BE ACCOMPANIED BY, THE LETTER OF TRANSMITTAL.

                                      - 3 -